Leases	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
Leases

Note 21 – Leases

A. Information regarding material lease agreements

a.	The Group leases vehicles for three-year periods from several different leasing companies and from time to time changes the number of leased vehicles according to its current needs. The leased vehicles are identified by means of license numbers and the vehicle’s registration, with the leasing companies not being able to switch vehicles, other than in cases of deficiencies. The leased vehicles are used by the Group’s headquarter staff, marketing and sales persons and other employees whose employment agreements include an obligation of the Group to put a vehicle at their disposal. The Group accounted for the arrangement between it and the leasing companies as a lease arrangement in the scope of IFRS 16 “Leases” and for the arrangement between it and its employees as an arrangement in the scope of IAS 19, “Employee Benefits”. The agreements with the leasing companies do not contain extension and/or termination options that the Group is reasonably certain to exercise.

A lease liability and right-of-use asset in the amount of $324 thousand have been recognized in the statement of financial position as at December 31, 2021 in respect of new leases of vehicles.

b.	The Group leases offices in Ness- Ziona from Africa-Israel for a period of five years under a few different contracts for four different floors used for offices, labs and manufacturing facilities, at the same building. The contractual periods of the aforesaid lease agreements end in August 2021, December 2023 and August 2024. The Group has an option to extend two of the lease agreements for an additional five years for an additional monthly fee (10% increase). The Company extended the lease agreement ended in August 2021 for an additional five years. The Group also leases offices in Hong-Kong. The contractual period of the aforesaid lease agreement ended in March 2024. The Group also leases offices in the U.S. for a contractual period of three years, which ends in August 2023. A lease liability and right-of-use asset of $1,595 thousand have been recognized in the statement of financial position as at December 31, 2021 in respect of new leases of offices, in order to expand the current headquarters of the Group.

c.	A lease liability and right-of-use asset of $995 thousand have been recognized as part of the consolidation of Essemtec and DeepCube, which is mostly allocated to DeepCube offices in Tel-Aviv. For more information, see Note 9.B.

B. Right-of-use assets:

	Buildings	Vehicles	Total
	Thousands USD	Thousands USD	Thousands USD
Balance as at January 1, 2020	2,506	167	2,673

Depreciation	740	116	856
Disposals	-	69	69
Additions	1,312	109	1,421
Balance as at December 31, 2020	3,078	91	3,169
Acquisition through business combinations	948	47	995
Depreciation	1,359	(15)	1,344
Disposals	70	178	248
Additions	1,595	324	1,919
Balance as at December 31, 2021	4,192	299	4,491

C. Lease liabilities

Maturity analysis of the Group’s lease liabilities:

	December 31, 2020	December 31, 2021
	Thousands USD	Thousands USD
Less than one year	1,148	2,086
One to five years	2,618	3,336
Total	3,766	5,422

During the years ended December 31, 2021 and 2020, the Company paid a total of $1,494 thousand and $1,118 thousand, respectively, for lease payments.